UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

QuinStreet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Tower Lane, 12th Floor
Foster City, CA 94404
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	QNST	The Nasdaq Stock Market LLC (Nadaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2025, QuinStreet, Inc., a Delaware corporation (“QuinStreet”) entered into a Share Purchase Agreement (the “Purchase Agreement”) by and among QuinStreet, SIREN GROUP AG d/b/a HomeBuddy, a company limited by shares (Aktiengesellschaft) organized under the laws of Switzerland (“HomeBuddy”), the Shareholders listed on Schedule I thereto (each, a “Seller” and collectively, the “Sellers”) and Maxym Entin, solely in his capacity as the representative of the Shareholders, pursuant to which QuinStreet has agreed to purchase from the Sellers all of the issued and outstanding equity securities of HomeBuddy (the “Share Purchase”), upon the terms, in the manner and subject to the conditions set forth in the Purchase Agreement. Any capitalized term that is used, but not defined, herein shall have the meaning ascribed to such term in the Purchase Agreement.

The Purchase Agreement requires QuinStreet to pay (i) at Closing, approximately $115.0 million in cash, subject to customary adjustments, including adjustments for cash, debt, transaction expenses and net working capital and (ii) $75.0 million in additional post-Closing payments, payable in equal annual installments over a four-year period.

The Share Purchase is subject to various closing conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any legal restraint preventing the consummation of the Share Purchase or any transactions contemplated thereby, (iii) the accuracy of each party’s representations and warranties (subject to materiality qualifiers) and performance by the parties of their respective obligations under the Purchase Agreement, (iv) the absence of a material adverse effect on HomeBuddy and (v) the satisfaction of other conditions customary for a transaction of this type.

The Purchase Agreement contains certain termination rights for QuinStreet, HomeBuddy and the Sellers, including if (i) the Closing does not occur by February 13, 2026, (ii) the other party breaches any of its representations, warranties or covenants (subject to materiality thresholds and cure periods) or (iii) a legal restraint preventing the Share Purchase has become final and nonappealable. The Purchase Agreement does not provide for any termination fee payable by either party in the event the agreement is terminated.

The Purchase Agreement contains customary representations, warranties and covenants of QuinStreet. HomeBuddy and the Sellers, which shall survive the Closing. QuinStreet and the Sellers have agreed to indemnify each other for certain breaches of representations, warranties and covenants.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about QuinStreet, HomeBuddy or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of QuinStreet, HomeBuddy, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01 Regulation FD Disclosure

On December 3, 2025, the QuinStreet issued a press release announcing, among other things, the signing of the Purchase Agreement, which is attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference. The information contained herein, including the attached press release, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. This includes, but is not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties, and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance. In particular, these forward-looking statements include statements regarding our pending acquisition of HomeBuddy, which is subject to closing conditions, and which may not be completed in a timely fashion or at all, disrupt our business operations, be more difficult or costly than expected or fail to achieve the anticipated benefits. Other factors that could materially affect actual results, levels of activity, performance, or achievements can be found in our quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K filed with the Securities and Exchange Commission. If any of these risks or uncertainties materialize or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement in this Current Report on 8-K reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of November 30, 2025, by and among QuinStreet, SIREN GROUP AG (d/b/a HomeBuddy), the Shareholders listed on Schedule I thereto and Maxym Entin, solely as the representative of the Shareholders.*
99.1	Press Release of QuinStreet dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules (or similar attachments) to the Purchase Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. QuinStreet will furnish copies of such schedules to the SEC upon its request; provided, however, that QuinStreet may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Date: December 3, 2025	By:	/s/ Doug Valenti
Doug Valenti
Chairman and Chief Executive Officer